EXHIBIT  10.11

                            STOCK PURCHASE AGREEMENT
                            ------------------------


           THIS STOCK PURCHASE AGREEMENT is entered into effective this 19th day of November, 2003, by and among Orion Security Services, Inc., a Virginia corporation (hereinafter referred "Seller" or "Company") and Robert V. Demson, Francisco Urrea, Jr, Paul B. Goldberg, Harry A. Montefusco and John F. Morrison, being all of the shareholders of Orion Security Services, Inc., (hereinafter referred to as "Shareholders" or "Stockholders"), and Cyco.net, Inc., a Nevada corporation (hereinafter "Purchaser").

           Recitals.
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           A.  Seller is engaged in the  business  of  security  technology  and maintains and operates it principal place of business in Oakton, Virginia.

           B. The  authorized  capital  stock of Seller  consists of One Hundred
(100) shares of common stock of which One Hundred (100) shares are currently issued and outstanding, all owned by Shareholder.

           C. Purchaser has tendered an offer to purchase all of Shareholder's shares of common stock in Seller in exchange for stock in Seller.

           D. Stockholders have agreed to accept stock in Purchaser, and Stockholders and Purchaser desire to confirm the terms under which Shareholders will sell and Purchaser will buy the Shares.

           F. NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. SALE OF SHARES. On the closing date as hereinafter defined, the Shareholders agree to sell, assign, transfer, convey and deliver to Purchaser all right, title and interest in and to the number of shares of common stock of Seller, set forth opposite his name in the following schedule, and Purchaser agrees to issue to Shareholders shares of stock of Purchaser free and clear of all liens, charges, encumbrances, equities, claims and options of any nature, pursuant to Rule 144 of the Securities Act of 1933 or 1934.

                                                                (Common)
                                                                Number of
                                                                Shares Being
Name of               (Common)             (Common)             Acquired in
Shareholder           Number of Shares     Number of Shares     Exchange for
                      Shares Owned         Being Sold           Orion Shares

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Robert V. Demson        52                    52                  26,000,000

Francisco Urrea, Jr.    40                    40                  20,000,000

Paul B. Goldberg         3.6                   3.6                 1,800,000

Harry A. Montefusco      3.6                   3.6                 1,800,000

John F. Morrison         .8                     .8                   400,000

      2.   PURCHASE PRICE.

           In lieu of cash consideration, the purchase price shall be paid by the issuance to Shareholders of Orion 500,000 shares of Cyco.net, Inc. Common Stock $0.001 for each one (1) share of stock of Orion Security Services, Inc.

      3.   SURRENDER AND REISSUANCE OF SHARES.

           3.1 Prior to or concurrently with the effective date of this Agreement the prior certificates for the Shares in Orion have been surrendered and Seller will cause the transfer agent to issue a new certificate for One Hundred (100) shares of Orion in the name of Cyco.net, Inc., a Nevada corporation.

           3.2 Prior to or concurrent with the effective date of this Agreement, Purchaser will give instructions to its transfer agent to issue new certificates of stock, subject to the restrictions of Rule 144 of Securities Act of 1933/1934 as follows:

                3.2.1 26,000,000 Shares of Common Stock $0.001 par value to Robert V. Demson;

                3.2.2 20,000,000 Shares of Common Stock $0.001 par value to Francisco Urrea, Jr.;

                3.2.3 1,800,000 Shares of Common Stock $0.001 par value to Paul B. Goldberg;

                3.2.4 1,800,000 Shares of Common Stock $0.001 par value to Harry A. Montefusco; and

                3.2.5 400,000 Shares of Common Stock, $0.001 par value to John F. Morrison.

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      4. CONDITIONS OF CLOSING. The transaction herein contemplated is expressly subject to the satisfaction, prior to closing, of the following described conditions. The failure of any condition to be satisfied at or prior to closing shall render this Agreement null and void, and all monies or documents theretofore delivered, shall be returned to their original owner, and all parties shall be thereupon relieve of all liabilities hereunder.

           4.1 APPROVAL BY BOARD OF DIRECTORS OF PURCHASER. The transaction herein contemplated is subject to the approval of the Board of Directors of the Purchaser, certified copies of which shall be delivered to the shareholders at closing. Further, the Board of Directors of the Purchaser will approve as of the date of this Agreement that Cyco.net and Orion Security Services, Inc. will have the same Board of Directors members and structure with voting rights pledged and reverting to the Chairman and CEO subject to and limited only to the termination clause of the Employment Contract of Robert V. Demson attached hereto as Exhibit 1.

           4.2 EMPLOYMENT AGREEMENT. The parties hereby agree to the continuing employment of Robert V. Demson as Chairman and CEO of Orion Security Services, Inc., pursuant to an Employment Contract with Orion, in the form attached hereto as Exhibit 1, such Contract to be executed and delivered at closing. As a material part of the consideration of the Employment Contract, the Employee referenced in this section expressly agrees not to compete with Cyco.net, Inc. or Orion Security Services, Inc. as more fully set forth in the Employment Contract attached hereto as Exhibit 1.

           4.3 STOCK CERTIFICATES. Prior to closing the Shareholders shall tender to the Purchaser their respective Stock Certificates, representing their existing ownership of the Common Stock of Seller, with direction that the Certificates be reissued to Purchaser at closing. In addition the Shareholders shall terminate all existing and outstanding employment agreements between them, or any of them, the Seller and any Buy-Sell agreements or other agreements creating or establishing a relationship among or between them, or any one more of them.

      5.   CONDITIONS PRECEDENT TO SHAREHOLDER'S OBLIGATIONS

           5.1 COMPLIANCE BY THE PURCHASER. All of the terms and conditions of this Agreement to be complied with and performed in all materials respects in the covenants, responsibilities and warranties made by the Purchaser in this Agreement shall be correct in all material respects at and as of the Effective Date with the same force and effect as those such covenants, representations and warranties, had been made at and as of the Effective Date, except for changes contemplated by this Agreement. The Purchaser shall have delivered to the Shareholder a Certificate dated the Effective Date, signed by the President or Vice-President and the Secretary or Assistant Secretary certifying the satisfaction of the conditions contained in this Section 5.

           5.2 OPINION OF THE PURCHASER'S COUNSEL. The Shareholder shall have received the most recent SEC filing of Purchaser attached hereto as Exhibit 11 and an opinion from counsel for the Purchaser, dated the Effective Date, in form

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and substance satisfactory to the Shareholders,  and their counsel to the effect that:

                         5.2.1 The Purchaser is a Nevada corporation, duly organized, validly existing and in good standing under the laws of the State of Nevada and has adequate power and authority, corporate and otherwise, to carry on the conduct of the business in which it is now engaged and to own and operate its properties and assets;

                         5.2.2 The Purchase has full right, power and authority to enter into this Agreement and to take all corporate and other actions required to be taken by and on behalf of the Purchaser to authorize it to carry out the transactions contemplated by this Agreement and such action have been duly and properly taken;

                         5.2.3 This Agreement has been duly executed and delivered by or on behalf of the Purchaser, and this Agreement, and all other agreements and documents signed by the Purchaser, are duly authorized, valid and legal bind agreements of the Purchaser, enforceable in accordance with their respective terms;

                         5.2.4 Under existing provisions of law, no consent, approval, order, or authorization of, and no registration, declaration, filing or recording with any governmental authority is required to be obtained by the Purchaser in connection with the transaction contemplated by this Agreement;

                         5.2.5 So far as is known to such counsel, there is no action, suit, proceeding or claim and no investigation by any governmental agency pending or threatened against the Purchaser which would have a materially adverse effect on the transactions contemplated by this Agreement; and

                         5.2.6 The execution and delivery by the Purchaser of this Agreement does not and compliance by it with the terms thereof will not result in any violation of or be in conflict with or constitute a default under any term or provision of the charter or by-laws of the Purchaser or so far is known to such counsel of any law, statute, governmental regulation, license, judgment, decree, order, agreement, indenture or other instrument applicable to the Purchaser.

           5.3 LEGAL PROCEEDINGS. No action or proceeding shall have been commenced against the Purchaser relating to this Agreement or the transactions contemplated thereby.

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6.    CONDITIONS PRECEDENT TO PURCHASER/CYCO'S OBLIGATIONS.

           6.1 All of the terms and conditions of this Agreement to be complied with and performed by the Shareholder or the Company at or before the Effective Date shall have been complied with and performed in all material respects, and the representations, warranties, covenants and agreements made by the Shareholders of the Company in this Agreement shall be correct in all material respects at and as of the Effective Date with the same force and effect as those such representations, warranties, covenants and agreements have been made at and as of the Effective Date, except for changes contemplated by this Agreement. The Company and the Shareholders shall have delivered to Purchaser a Certificate, date the Effective Date and signed by the President and by the Secretary of the Company certifying to the satisfaction of the conditions described in this
Section 6.

           6.2  PURCHASER'S ACCEPTANCE OF EXHIBITS.

The Purchaser shall have reviewed the Exhibits attached hereto relevant to Orion Security Services, Inc., dated the Effective Date, in form and substance satisfactory to the Company, and its counsel, to the effect that:

                         6.2.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Virginia, has full corporate power and authority to carry on and conduct the business in which it is now engaged, to own and operate its properties and assets, and is duly authorize to carry on and conduct such business in those other states where it is qualified as a foreign corporation;

                         6.2.2 The authorized capitalization of the Company consists of One Hundred (100) shares at one dollar ($1.00) par value per share;

                         6.2.3 The Company has full corporate power and authority to enter into this Agreement and all corporate and other proceedings required to be taken by and/or on behalf of the Company to authorize it to carry out the transactions contemplated by this Agreement, have been duly and properly taken;

                         6.2.4 This Agreement has been duly executed and delivered by and on behalf of the Company. This Agreement is a valid and legally binding Agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization or

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                         similar laws now or  hereafter  in effect,  relating to
                         creditor's   rights  and  except  that  the  remedy  of
                         specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of the Court before any proceeding therefore may be brought.

                         6.2.5 The execution and delivery by the Company of this Agreement does not and in compliance by the Company with the terms thereof, will not result in any violation of or be in conflict with or constitute a default under any term or provision of the Charter or By-laws of the Company or so far as is known to such counsel of any law, statute, or governmental regulation or of any license, decree, order, agreement, indenture or other instrument applicable to the Company, of which such counsel has knowledge.

                         6.2.6 Except as set forth on Exhibit 2, so far as is known to such counsel, there is no legal action, suit, proceeding or claim and no investigation by any governmental agency pending or threatened against the Company or the assets, business or goodwill of the Company which would have a materially adverse effect on the financial or other condition, assets, business, goodwill, or prospects of the Company or upon the transactions contemplated by this Agreement;

                         6.2.7  To  the  best  of  Counsel's  knowledge,   under
                         existing provisions of law, no consent, approval, order, or authorization of, and no registration, declaration, filing or recording with any governmental authority is required to be obtained by the Company in connection with the transaction contemplated by this Agreement;

           6.3 LEGAL PROCEEDINGS. No action or proceeding shall have been commenced against the Company relating to this Agreement or the transactions contemplated thereby except as disclosed on Exhibit 2, attached hereto.

      7.   REPRESENTATIONS AND WARRANTIES BY SELLER.

           7.1 Seller hereby represents and warrants to Purchaser that:

                         7.1.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Virginia, has full corporate power and authority to carry on and conduct the business in which it is now engaged, to own and operate its properties and assets, and is duly authorize to carry on and

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                         conduct such business in those other states where it is
                         qualified as a foreign corporation;

                         7.1.2 The authorized capitalization of the Company consists of One Hundred (100) shares at one dollar ($1.00) par value per share;

                         7.1.3 The Company has full corporate power and authority to enter into this Agreement and all corporate and other proceedings required to be taken by and/or on behalf of the Company to authorize it to carry out the transactions contemplated by this Agreement, have been duly and properly taken;

                         7.1.4 This Agreement has been duly executed and delivered by and on behalf of the Company. This Agreement is a valid and legally binding Agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect, relating to creditor's rights and except that the remedy of specific performance and injunctive relief and other forms of equitable relief may be subject to equitable defenses and to the discretion of the Court before any proceeding therefore may be brought.

                         7.1.5 The execution and delivery by the Company of this Agreement does not and in compliance by the Company with the terms thereof, will not result in any violation of or be in conflict with or constitute a default under any term or provision of the Charter or By-laws of the Company or so far as is known to such counsel of any law, statute, or governmental regulation or of any license, decree, order, agreement, indenture or other instrument applicable to the Company, of which such representative or counsel has(ve) knowledge.

                         7.1.6 Except as set forth on Exhibit 2, there is no legal action, suit, proceeding or claim and no investigation by any governmental agency pending or threatened against the Company or the assets, business or goodwill of the Company which would have a materially adverse effect on the financial or other condition, assets, business, goodwill, or prospects of the Company or upon the transactions contemplated by this Agreement;

                         7.1.7 Seller has the full power, capacity, and authority to sell, assign, transfer and deliver the Shares, and to vest in Purchaser good and marketable title thereto, free and clear of any and all liens,

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                         encumbrances,      options,     security     interests,
                         restrictions, or adverse claims, and the execution, delivery and performance of this Agreement by Seller,
                         and  the  closing  of  the  transactions   contemplated
                         herein, will not breach or conflict with any agreement to which Seller is a party.

                         7.1.8 Annexed hereto as Exhibits 5 and 6 are 2002 Federal and State Corporation Income Tax Return and unaudited Financial Statement and associated documents and 2003 Y-T-D Unaudited Financials and associated documents through October 31, 2003 for Seller (the "Financial Statements"). Except as set forth below, the Financial Statements:

                         a.    Have been prepared in accordance  with  generally
                               accepted   accounting   principals   consistently
                               applied throughout the periods indicated;

                         b.    Set  forth  all  material   assets  and  material
                               liabilities of Seller, as applicable thereto, as of the dates indicated;

                         c.    Are true, correct and complete;

                         d. Are in accordance with the books and records of Seller; and

                         e. Fairly, completely, and accurately present the financial position of Seller, as applicable, at the dates specified and the results of their operations for the periods covered. To the best of Seller's knowledge, there are no liabilities of the Corporation of any kind or nature, fixed or contingent, matured or unmatured or otherwise, which are not fully reflected or reserved against on the Financial Statements, or any liability or obligation of any kind or nature arising since the date of the Financial Statements, other than those incurred in the ordinary course of business consistent with past practices.

                         7.1.9 Seller has filed all foreign, federal, state, county, and local income, excise, sales, property, withholding, social security, franchise, license, information returns and other tax returns and reports required to have been filed by it to the date hereof. To the best of Seller's knowledge, each such return is true, correct and complete, and Seller has paid all taxes due to any foreign, federal, state, county, local or other taxing authority with respect to all periods prior to the date of the Financial Statements required to have been paid by Seller and create a sufficient

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                         reserves or made provision for all thereof  accrued but
                         not yet due and payable by them. To the best of Seller's knowledge, Seller does not have any liability for any Taxes other than as shown on the Financial Statements and there is no basis for any additional
                         claim  or   assessment   other  than  with  respect  to
                         liabilities for Taxes which may have accrued since the date of the Financial Statements in the ordinary course of business. To the best of Seller's knowledge, no government or governmental authority is now asserting or threatening to assert any deficiency or assessment for additional Taxes with respect to Seller. For purposes of this Agreement, "Taxes" means any federal,
                         state,   local  or  foreign  income,   gross  receipts,
                         license,  payroll,   employment,   excise,  occupation,
                         franchise,  profits,  withholding,  social security (or
                         similar),  unemployment,   disability,  real  property,
                         personal property, sales, use, transfer, registration, or other tax, assessments or amounts of any kind or nature whatsoever, however, denominated, including any interest, penalty, fine, or addition thereto.

                         7.1.10 To the best of Seller's knowledge, Seller is in compliance with each law, rule, regulation, order and decree applicable to its business.

                         7.1.11 To the best of Seller's knowledge, Seller is not a party to or has any contract, agreement or commitment of any kind or nature whatsoever, written or oral, formal or informal, except those listed in Exhibit 4 and 7.

                         7.1.12 All tangible personal property located at the regular business office of Seller is the property of Seller, subject to no liens, encumbrances or claims except those set forth in Exhibit 8 hereto.

                         7.1.13 Seller is the owner of and has the full right, power and authority to use the names of "Orion Security Services, Inc.," OSSI SatSecure Surveillance," and "OSSI ComSecure Controller" and the inclusive rights to use any of these names and/or the technology or intellectual property which these names represent as indicated in Exhibits 4 and 7. There are no trade secrets, customer lists or other data upon which Seller relies in its business of which Seller is not the owner.

                         7.1.14 All of Seller's accounts receivable that are reflected in the most recent interim financial statements and aged accounts receivable reports provided to Purchaser represent valid obligations arising from sales actually made or services actually

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                         performed in the ordinary  course of Seller's  business
                         and they are not subject to contest, claim or right of set-off.

                         7.1.15 All employee benefit plans of Seller are listed in Exhibit 10 hereto. The plans have been maintained and administered in compliance with all applicable legal requirements.

                         7.1.16 As of the date of closing Seller is in full compliance with all laws and regulations of any nature applicable to it or to the conduct of its operations or business or the ownership or use of any of its assets.

                         7.1.17 To the knowledge of Seller, Seller is, and all times prior hereto has been, in full compliance with, and has not been and is not in violation of or liable under any environmental laws or regulations applicable to its operations and assets.

      8. COVENANTS AND AGREEMENTS. The Shareholders agree that from and after the date of this Agreement and until the Closing Date:

           8.1 CONDUCT OF THE BUSINESS. Seller agrees that from the date of this Agreement through and until Closing, except as permitted by this Agreement or otherwise consented to in writing by Purchaser:

                         8.1.1 Seller's business shall be conducted only in the ordinary course of and consistent with the past practices except that Seller shall take such action as may be necessary to preserve the Assets and to comply with the applicable laws, ordinances, regulations and orders of all governmental agencies and regulatory authorities;

                         8.1.2 Seller shall not incur, dispose of, encumber assign or mortgage any of the Assets;

                         8.1.3 Seller shall preserve in tact its business organization and use its best efforts to keep available the services of its present officers and key employees and to preserve the good will of those having business relationships with it.

           8.2 ACCESS TO AND PRESERVATION OF BOOKS AND RECORDS At all times subsequent to Closing, Seller and Purchaser each will permit the other party and their representatives including, but not limited to, lawyers and accountants, during normal business hours, to have access to and examine and make copies of all books, records, files, and documents in its possession which related to the Assets or this Agreement or the other agreements and instruments referred to in

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this Agreement or which relate to transactions or events occurring subsequent to the Closing which are related to or arise out of transactions or events relating to the Closing. Seller shall deliver prior to or at the Closing, all items, books, records, files, agreements, purchase orders, internal reports, and materials in Seller's possession relating to the Assets but excluding therefrom any partnership books, tax returns and similar items of Seller

           8.3 PERFORMANCE OF MATERIAL CONTRACTS AND OTHER COMMITMENTS. The seller shall perform all of its Obligations under contracts relating to the Assets or its business, including but not limited to the Material Contracts and other commitments in regard thereto.

           8.4 LIABILITIES. Seller agrees to pay and discharge when due all liabilities and obligations of Seller relating to the Assets including, until Closing, the Assumed Liabilities. Upon closing, Purchaser agrees to pay and discharge when due the assumed liabilities listed in Exhibit 11.

           8.5 ABSENCE OF CERTAIN CHANGES. As of the Closing Date, there will be no material adverse change to the Assets or the business of Seller from the status and condition as it exists as of the effective date of this Agreement, and Seller shall use its best efforts to preserve the same.

           8.6 PAYMENT OF TAXES. Seller will be responsible for and pay all federal, state and local taxes, including, but not limited to, all income, earnings and property taxes, relating to Seller prior to the Closing Date.

           8.7 SALES, USE AND TRANSFER TAXES. Seller shall be responsible for and pay sales, use and transfer taxes, if any, payable to the State of Wisconsin or the State of Virginia any other governmental entity in connection with the transactions contemplated by this Agreement or the other agreements or instruments referred to in this Agreement, except as specifically otherwise provided herein.

           8.8 BULK SALES LAWS. Seller agrees to comply with any and all bulk sales laws and issue any stop orders in connection therewith, that may be applicable to the transactions contemplated by this Agreement. Seller agrees to indemnify Purchaser against any claims resulting from Seller's failure to comply with any such bulk sales laws.

           8.9 RIGHTS AGAINST THIRD PARTIES. For any rights or remedies relating to the Business of Seller which may be enforced after the Closing Date against third parties and the Purchaser, Purchaser will notify Seller in writing of any such enforcement which should properly be instituted in the name of Seller, and Seller will join with Purchaser in enforcing such rights and remedies or enforce such rights or remedies in Seller's own name at Purchaser's sole cost.

            8.10 SELLER'S EMPLOYEES

                         8.11.1 Seller shall be solely responsible, and Purchaser shall have no obligations whatsoever, for any compensation or other amounts payable to any employee of Seller, including, but not limited to, bonus, salary, accrued vacation fringe, pension or profit sharing benefits, or severance pay payable to any employee of Seller for any period or relating to service with Seller at any time prior to the Closing Date unless such amount is included in the Closing Date Liabilities.

           8.11 REPRESENTATIONS AND WARRANTIES OF SELLER.

                         8.11.1 The sale of stock pursuant to this Agreement does not violate any federal or state law or regulation in regard to the sale of stock.

      9.   REPRESENTATIONS AND WARRANTIES BY PURCHASER.

           9.1 Purchaser has the full power, capacity and authority to issue shares of its stock in exchange for all of the shares of Orion Security Services, Inc. and to complete its obligations under this Agreement

           9.2 This Agreement constitutes a valid, legal and binding obligation of the Purchaser.

           9.3 Purchaser will make operating capital available to Orion Security Services, Inc. in the aggregate amount of Five Hundred Thousand Dollars ($500,000.00) commencing within ten (10) days of closing and continuing for a period of sixty (60) days. This amount will be drawn from Purchaser's existing line of credit with Cornell Capital. Likewise, Purchaser has a note receivable from American Indian Cigco of an additional Two Million Eight Hundred Thousand Dollars ($2,800,000.00), and if necessary, Purchaser agrees to leverage and make available to the Company against this note required funds as needed and approved by the Board of Directors up to the amount stated in this Section 9.3.

                9.3.1 In  consideration  of which the  Seller,  "Orion  Security
Services, Inc.", agrees to continue to provide its best efforts and due diligence to promote for sale its products and services in the computer and allied security areas to both U.S. Government and U.S. Government regulated entities.

           9.4 A copy of Purchaser's most recent filing with the Securities and Exchange Commission is attached here as Exhibit 11, and Purchaser represents that the information contained therein and with review of Purchaser's council is true and correct.

      10.  TERMINATION:

           10.1   Anything   contained   in  this   Agreement  to  the  contrary
notwithstanding, this Agreement may be terminated in the following manner:

                         10.1.1 By mutual written consent by the Shareholders and the Purchaser;

                         10.1.2 If any condition set forth in Section 9 has not been met by Purchaser and has not knowingly and lawfully been waived in writing, Shareholders will give Notice of Default, in writing, to Purchaser setting forth the unmet condition. The Purchaser will have sixty (60) days from the date of the written Notice to meet the condition. Failure to meet the condition will result in this Agreement becoming null and void, or, upon the agreement of Shareholders and Purchaser, will be renegotiated;

                         10.1.3 If any condition set forth in Section 7 has not been met by Shareholders and has not knowingly and lawfully been waived in writing, Purchaser will give Notice of Default, in writing, to Shareholders setting forth the unmet condition. The Purchaser will have sixty (60) days from the date of the written Notice to meet the condition. Failure to meet the condition will result in this Agreement becoming null and void, or, upon the agreement of Shareholders and Purchaser, will be renegotiated;

                         10.1.4 By either the Purchaser or the Shareholders (by written notice to the other) if the Effective Date shall not have occurred on or before December 1, 2003, or to whatever later date as the parties may agree to in writing.

           10.2 EFFECT OF TERMINATION: In the event of the termination and abandonment of this Agreement pursuant to the provisions of paragraph 12 here of, the Agreement shall become void and have no effect, without liability on the part of any of the parties or their directors, officers or stockholders in respect to this Agreement, except with respect to treatment of confidential information.

           10.3 ALLOCATION OF EXPENSES OF TERMINATION: If the transactions contemplated by this Agreement are not consummated, Purchaser will pay expenses and fees incident to the negotiation, preparation and execution of this Agreement and any other transactions relating to the consummation thereof including, without limitation, fees of counsel, accountants and other experts and printing costs.

           10.4 SURVIVAL: The respective representations and warranties of the Shareholders and the Purchaser contained in this Agreement shall survive and not be extinguished by the consummation of this transaction on the Effective Date.

      11.  INDEMNIFICATION.

           11.1 The representations, warranties, covenants and agreements given by the Shareholders, which are contained in this Agreement, shall survive the Closing Date for a period of two (2) years, and the Shareholders, Robert V. Demson, Francisco Urrea, Jr. Paul B. Goldberg, Harry A. Montefusco and John F. Morrison, jointly and severely agree to indemnify the Purchaser against any loss, cost, liability, or expense (including without limitation, costs and expenses of litigation and reasonable attorney fees) incurred by reason of the incorrectness or breach of their respective representations, warranties, covenants and agreements contained in this Agreement or given on or prior to the Closing Date.

           11.2 If Purchaser believes that it is entitled to indemnification hereunder, it shall give notice of such claim to Seller in reasonable detail and stating the amount (which may be an estimate) of the loss, damage or claim for which they assert they are entitled to indemnification. If the claim is subject to challenge Seller may elect to assume the defense of the claim, at its expense, provided that such defense does not expose Purchaser to additional potential loss or damage and Seller keeps Purchaser fully informed of the defense of such claim. If Seller does not elect to assume the defense, or upon completion of the defense, Seller shall hold Purchaser harmless from the resulting loss. If Seller and Purchaser disagree over the resolution of any indemnification demand, it shall be resolved pursuant to arbitration under
Article 14 hereof.

           11.3 The representations, warranties, covenants and agreements given by the Purchaser, which are contained in this Agreement, shall survive the Closing Date for a period of two (2) years, and Purchaser agrees to indemnify the Seller against any loss, cost, liability, or expense (including without limitation, costs and expenses of litigation and reasonable attorney fees) incurred by reason of the incorrectness or breach of their respective representations, warranties, covenants and agreements contained in this Agreement or given on or prior to the Closing Date. This indemnification shall include any liability for litigation against any of Purchaser's subsidiaries. This indemnification shall also include any loss, cost, liability or expense incurred by Cyco.net, Inc., prior to Shareholders becoming shareholders of Purchaser.

      12. REMEDIES UPON DEFAULT. Purchaser and Seller agree that if any of the representations and warranties made by each to the other prove not to be true, the parties agree that their respective remedy is to renegotiate the terms of this Agreement. In the event that the parties are not able to agree upon satisfactory terms, then and in that event, whatever assets the parties have exchanged will revert to their previous owner. To the extent Orion Security Services, Inc. and its Shareholders have surrendered their Stock Certificates, those Stock Certificates will be returned. In the event that a new Stock Certificate has been issued in the name of Cyco.net, Inc., a Nevada corporation, such Stock Certificates shall likewise be returned. Similarly, to the extent that Stock Certificates in Cyco.net, Inc., a Nevada corporation, may have been issued to Robert V. Demson, Francisco Urrea, Jr., Paul B. Goldberg, Harry A. Montefusco and John F. Morrison, such Stock Certificates shall likewise be returned by the respective Shareholder to Cyco.net, Inc. In the event that any Shareholder fails or refuses to return their Stock Certificate, the parties hereby irrevocable appoint Richard A. Urrea as their attorney-in-fact to execute whatever transfer documents are required to effectuate either a reconveyance and/or a cancellation of the Stock Certificates which have been wrongfully retained. The parties mutually agree that their sole recourse against each other shall be the recovery of the assets and/or stock which was transferred.

      13. CLOSING. The Closing for the purchase of the Shares shall occur on or about November 19, 2003. For a period of ninety (90) days after closing Seller and Purchaser agree to execute any and all additional documents, and will take any other required actions, reasonably required, as reasonably necessary to consummate this transaction.

      14. NOTICES. All notices under this Agreement must be in writing. Notice shall be considered received, delivered and effective three (3) days following posting when mailed, postage prepaid, by registered or certified United States mail, return receipt requested, addressed to the party to be notified. If delivered in person, notice shall be considered received, delivered and effective the date so delivered. For purposes of notice, the addresses of the parties, until changed as hereinafter provided, shall be as follows:

      Cyco.net, Inc.                               Robert V. Demson
      4201 Yale Blvd., NE, Suite G                 11702 Saddle Crescent Circle
      Albuquerque, NM 87107                        Oakton, VA 22124-2342

      Paul B. Goldberg                             Harry A. Montefusco
      2431 Jennifer Hope Blvd.                     1651 San Key Estates Court
      Longwood, FL 32779                           Clearwater, FL 33767

      John F. Morrison                             Francisco Urrea, Jr.
      1185 Harbor Oak Dr.                          3009 Charleston, NE
      Crownsville, MD 21032                        Albuquerque, NM 87110

      Orion Security Services, Inc.
      11702 Saddle Crescent Cir.
      Oakton, VA 22124-2342

      15.  ARBITRATION.

           15.1 In the event that a dispute should arise concerning the covenant not to compete and Seller's obligation to maintain confidential information as set forth in 5.4 above, the parties adopt the following procedure:

                         15.1.1  Purchaser  agree to provide  written  notice to
                         Seller of his alleged failure to comply with the covenant not to compete and to maintain confidential information. Seller shall have an opportunity to respond to such allegations.

                         15.1.2 In the event that the parties are unable to resolve any dispute surrounding the covenant not to compete and to maintain confidential information, Purchaser and Seller shall submit such dispute to arbitration in accordance with the procedures set forth below. As a separate and independent remedy, however, Purchaser shall be entitled to seek injunctive relief in a court of competent jurisdiction to prevent Seller's breach, or threatened breach, of his covenant not to compete and to maintain confidential information.

      16. DOCUMENTS AND INSTRUMENTS. The parties agree that they will execute any and all documents and instruments necessary to effectuate and carry out the terms and intent of this Agreement. If any party fails to execute and deliver any such instrument to any other party, this Agreement shall constitute an actual grant, assignment and conveyance of the property and rights associated therewith in such manner and with such force and effect as shall be necessary to effectuate the terms and intent of this Agreement.

      17. ENTIRE AGREEMENT. With respect to the transactions described herein, this Agreement, and the exhibits attached hereto, contain the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, representations, negotiations, statements or proposals related to those matters set forth herein, including the prior letter of intent.

      18. AMENDMENT. This Agreement may be changed only by an amendment in writing signed by all parties.

      19. BINDING AGREEMENT. This Agreement and all the terms and provisions hereof shall be binding upon and inure to the benefit of the parties, their heirs, legal representatives, successors and assigns.

      20.  SURVIVAL.   The   undertakings,   agreements,   representations   and
acknowledgments of the parties contained herein shall survive the execution of this Agreement and the closing.

      21. SPECIFIC PERFORMANCE. If any party to this Agreement fails to perform any act required by the terms of this Agreement, then, in addition to all other remedies available at law, the other parties may institute and maintain a proceeding to compel the specific performance of this Agreement by the defaulting party.

      22. ATTORNEYS FEES. If any party must resort to legal assistance to enforce any of the terms or provisions of this Agreement, then, in addition to any damages, injunction or other relief, all reasonable expenses of the prevailing party, including, but not limited to, attorneys' fees, shall be recoverable as costs.

      23. VALIDITY. If any provision of this Agreement shall be held invalid, this shall not affect the validity of the remainder of the Agreement.

      24. CONSTRUCTION AND INTERPRETATION OF TERMS. The titles used in this Agreement are for convenience only and shall not affect the meaning of the terms and provisions of this Agreement. Any words herein used in the singular shall denote the plural as the context so requires and, when used herein in the plural, shall denote the singular ans the context so requires. Pronouns used herein, whether masculine, feminine, or neuter, shall be interpreted as the context so requires.

      25. ATTORNEY REVIEW. The parties hereto acknowledge and agree that they have been advised and had the opportunity to obtain independent counsel to review this Agreement and the related agreements executed contemporaneously herewith. This Agreement is the product of arm's length negotiations among the parties and shall not be construed against any party due to authorship. The parties acknowledge and agree that they understand all of the terms and conditions contained herein and in the related documents.

      IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first written above.

SELLER:                                     PURCHASER

Orion Security Services, Inc.,              CYCO.NET, INC.,
A Virginia corporation, by:                 A Nevada corporation, by:

---------------------------------           ---------------------------------
Robert V. Demson                            Richard A. Urrea
Its President                               Its Chief Executive Officer


STATE OF ______________)
                           ) ss.
COUNTY OF _____________)

      On this ______ day of November, 2003, before me personally appeared ROBERT
V. DEMSON, PRESIDENT OF SELLER ORION SECURITY SERVICES, INC., A VIRGINIA CORPORATION, to me known to be the person described in and who executed the foregoing Purchase Agreement on behalf of said corporation, and acknowledged that he executed the same as his free act and deed.

      WITNESS my hand and seal the day and year last above written.

                          ----------------------------
                                  Notary Public


                             My Commission Expires:

                              ---------------------

STATE OF ______________      )
                                    ) ss.
COUNTY OF ____________       )


      On this ______ day of November, 2003, before me personally appeared RICHARD A. URREA, CHIEF EXECUTIVE OFFICE OF PURCHASER, CYCO.NET, INC., A NEVADA CORPORATION, to me known to be the person described in and who executed the foregoing Purchase Agreement on behalf of said corporation, and acknowledged that he executed the same as his free act and deed.

        WITNESS my hand and seal the day and year last above written.


                          ----------------------------
                                  Notary Public

                             My Commission Expires:

                                                   ---------------------


STATE OF _______________     )
                                    ) ss.
COUNTY OF _____________      )

      On this ______ day of November, 2003, before me personally appeared FRANCISCO URREA, JR., individually, to me known to be the person described in and who executed the foregoing Purchase Agreement and acknowledged that he executed the same as his free act and deed.

      WITNESS my hand and seal the day and year last above written.



                                 ----------------------------
                                        Notary Public


                                    My Commission Expires:

                              ---------------------




                                    EXHIBIT 1

                               EMPLOYMENT CONTRACT
                               (Robert V. Demson)

                                    EXHIBIT 2

                           SELLER'S PENDING LITIGATION



                                     -None-

                                    EXHIBIT 3

                         Seller's Corporate Record Book

                                    EXHIBIT 4

               Seller's Agreement with Trantec Communications Ltd.

                                    EXHIBIT 5

          Seller's 2002 Federal and State Corporation Income Tax Return
                                       and
               2002 Unaudited Financials and associated Documents

                                    EXHIBIT 6

                    Seller's 2003 Y-T-D Unaudited Financials
                                       and
                  Associated Documents through October 31, 2003

                                    EXHIBIT 7

                EXISTING CONTRACTS, AGREEMENTS AND/OR COMMITMENTS


1.      Smart Transitions SIS 2003 Purchase Order dated August 5, 2003

2.      Draft Agreement with and between MMSC and Orion Security Services, Inc.

3.      Telenor "Agent Agreement" with Orion Security Services, Inc.

                                    EXHIBIT 8

                                PERSONAL PROPERTY

                                    EXHIBIT 9

                               Assumed Liabilities

1.     Consulting Agreement with IDI

2. Purchaser acknowledges that Orion is indebted to Robert V. Demson for accrued salary, outstanding expenses, interest due on loans to Orion by Demson, and a short-term loan by Demson to Orion and Equipment as listed in Exhibit 8. This indebtedness shall be memorialized by the issuance of a Promissory Note from Orion to Demson payable in three (3) equal installments after the date of closing on total funds due as of December 1, 2003 payable on dates as follows:

                December 1, 2003

                February 1, 2004

                April 1, 2004

                                   EXHIBIT 10

                              Employee Benefit Plan

Anthem Blue Cross and Blue Shield

                                   EXHIBIT 11

                       SECURITIES AND EXCHANGE COMMISSION
                       CYCO.NET, INC'S MOST RECENT FILING